                             BOYAR VALUE FUND, INC.

                        Supplement dated January 25, 2005
                       to the Prospectus dated May 1, 2004


Effective October 21, 2004, Claymore Fund Management Company LLC, the Fund's Manager, changed its name to Ladenburg Thalmann Fund Management LLC.

Effective January 1, 2005, Ladenburg Thalmann & Co. Inc. serves as the Fund's Distributor.

     The following replaces the second full paragraph on page 1 of the Prospectus before the Table of Contents:

Investment advisory services for the Fund are provided by Boyar Asset Management, Inc. (the "Adviser"), and the Fund is managed by Ladenburg Thalmann Fund Management LLC (the "Manager").

     The following replaces footnote (b) on page 4 of the Prospectus under the "EXPENSE INFORMATION" section:

(b) Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales charge of 1.00% if a redemption occurred within 12 months of purchase and a commission was paid by the Fund's principal underwriter to a participating unaffiliated dealer.

     The following replaces the first full paragraph on page 11 of the Prospectus under the "MANAGER" section:

Ladenburg Thalmann Fund Management LLC (the "Manager") is located at 590 Madison Avenue, 34th Floor, New York, New York 10022. Ladenburg Thalmann Asset Management, Inc. owns 46% of the outstanding securities of the Manager. Ladenburg Thalmann Asset Management, Inc. is a wholly owned subsidiary of Ladenburg Thalmann & Co. Inc., a registered broker-dealer since 1876 and a member of the New York Stock Exchange since 1879, which in turn is a wholly owned subsidiary of Ladenburg Thalmann Financial Services Inc. Claymore Securities, Inc. owns 4% of the outstanding securities of the Manager. Claymore Securities, Inc., a Kansas corporation, is a wholly owned subsidiary of Claymore Group, LLC, a Delaware limited liability company. Ebbets Field Association LLC, an entity controlled by Mark A. Boyar, owns the other 50% of the outstanding voting securities of the Manager.

     The following replaces the first full paragraph on page 11 of the Prospectus under the "DISTRIBUTOR" section:

Ladenburg Thalmann & Co. Inc. (the "Distributor") is located at 590 Madison Avenue, 34th Floor, New York, New York 10022 and serves as the primary agent for the distribution of shares of the Fund. The Distributor is a member of the New York Stock Exchange, the American Stock Exchange and other principal national securities exchanges.

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     The following replaces footnote (d) on page 21 of the Prospectus under the
"FINANCIAL HIGHLIGHTS" section:

     (d) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser, Manager and Distributor.

     The reference to Claymore Securities, Inc. in the "PRIVACY POLICY DISCLOSURE" at the back of the Prospectus is removed.

     The following replaces the information under "Fund Manager" on the back cover of the Prospectus:

Ladenburg Thalmann Fund Management LLC, 590 Madison Avenue, 34th Floor, New York, New York 10022.

     The following replaces the information under "DISTRIBUTOR" on the back cover of the Prospectus:

Ladenburg Thalmann & Co. Inc., 590 Madison Avenue, 34th Floor, New York, New York 10022

Effective May 25, 2004, the following replaces footnote (e) on page 4 of the
Prospectus:

     (e) Pursuant to a written contract, the Manager, the Adviser and the principal underwriter have agreed to waive a portion of their management, advisory, and distribution fees and reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average daily net assets (the "expense limitation"). The Manager, the Adviser and the Distributor may subsequently recover reimbursed expenses and/or waived fees (within 2 years of the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund's expense ratio is less than the expense limitation. The Manager, the Adviser and the Distributor have agreed to maintain this expense limitation through at least April 30, 2005.

       THIS SUPPEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION IN
                             THE FUND'S PROSPECTUS.

                             BOYAR VALUE FUND, INC.

                        Supplement dated January 25, 2005
          to the Statement of Additional Information dated May 1, 2004


Effective October 21, 2004, Claymore Fund Management Company LLC, the Fund's Manager, changed its name to Ladenburg Thalmann Fund Management LLC.

Effective January 1, 2005, Ladenburg Thalmann & Co. Inc. replaced Claymore Securities, Inc. as the Fund's Distributor.

The changes below relate solely to the change in the name of the Fund's Manager and to the new Fund Distributor.

     The following replaces the information on pages 14 and 15 of the Statement of Additional Information under the "MATERIAL RELATIONSHIPS OF THE INDEPENDENT DIRECTORS" section:

For purposes of the statements below:

     - the immediate family members of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.
     - an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, Ebbets Field Association LLC is an entity that is in a control relationship with Ladenburg Thalmann Fund Management LLC (the "Manager").
     - a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which the Manager or Boyar Asset Management, Inc. (the "Adviser"), or any of their respective affiliates act as investment adviser or manager or for which Claymore Securities, Inc. (the "Previous Distributor") or any of its affiliates prior to January 1, 2005, acted as principal underwriter.

As of April 2, 2004, none of the Independent Directors, nor any of their immediate family members, beneficially owned any securities issued by the Manager, the Adviser or the Previous Distributor or any other entity in a control relationship to those entities. During the calendar years 2003, 2002 and 2001, none of the Independent Directors, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in the Adviser, Manager or the Previous Distributor or any other entity in a control relationship to those entities. During the calendar years 2002, 2001 and 2000, none of the Independent Directors, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

          -    the Fund
          -    an officer of the Fund
          -    a related fund

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          -    an officer of any related fund
          -    the Manager
          -    the Adviser
          -    the Previous Distributor
          -    an officer of the Previous Distributor
          -    any affiliate of the Manager, the Adviser or Previous Distributor
          -    an officer of any such affiliate

During the calendar years 2003, 2002 and 2001, none of the Independent Directors, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

During the calendar years 2003, 2002 and 2001, none of the Independent Directors, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

               -   the Manager
               -   the Adviser
               -   the Previous Distributor
               - any other entity in a control relationship with the Manager, the Adviser or the Previous Distributor

None of the Fund's directors or officers has any arrangement with any other person pursuant to which that director or officer serves on the Board of Directors. During the calendar years 2003, 2002 and 2001, none of the Independent Directors, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

               -   the Fund
               -   any related fund
               -   the Manager
               -   the Adviser
               -   the Previous Distributor
               -   any affiliated person of the Fund
               -   any other entity in a control relationship to the Fund

     The following replaces the first paragraph on page 16 of the Statement of Additional Information under "THE MANAGER" section:

Ladenburg Thalmann Fund Management LLC (formerly known as Claymore Fund Management Company LLC) (the "Manager") serves as manager of the Fund pursuant to a Management Agreement. The services provided by, and the fees payable by the Fund to, the Manager under

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the Management Agreement are described in the Prospectus. The fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See "Management of the Fund" in the Prospectus. On August 12, 2002, the Manager changed its form of organization from a Delaware corporation to a Delaware limited liability company and changed its name from Ladenburg Thalmann Fund Management, Inc. to Claymore Fund Management Company LLC. On October 21, 2004, Claymore Fund Management Company LLC changed its name to Ladenburg Thalmann Fund Management LLC. For the fiscal year ended December 31, 2003, Claymore Fund Management Company waived management fees of $76,116. For the fiscal years ended December 31, 2001 and 2002, Ladenburg Thalmann Fund Management, Inc., the previous manager, voluntarily waived its management fees of $42,403 and $46,355, respectively.

     The following replaces the fourth through last paragraphs on page 16 of the Statement of Additional Information under the "THE MANAGER" section:

Ladenburg Thalmann Asset Management Inc. ("LTAM") owns 46% of the outstanding securities of the Manager. LTAM is a wholly owned subsidiary of Ladenburg Thalmann & Co. Inc. (the "Distributor"), a registered broker-dealer since 1876 that is a member of all principal exchanges, including since 1879, the NYSE. The Distributor is a wholly owned subsidiary of Ladenburg Thalmann Financial Services, Inc. The Previous Distributor owns 4% of the outstanding shares of the Manager. An entity controlled by Mark A. Boyar, Ebbets Field Association LLC, owns the other 50% of the outstanding voting securities of the Manager.

The Previous Distributor, a Kansas Corporation, is a wholly owned subsidiary of Claymore Group, LLC, a Delaware limited liability company.

The interests of the Previous Distributor and LTAM in the Manager will be adjusted up or down based upon the levels of new sales of Fund shares and overall net assets of the Fund at various intervals through August 2007.

In August 2004, the Previous Distributor's percentage interest in the Manager would be adjusted downward (and LTAM's percentage interest adjusted upward) in accordance with the following schedule if the Fund's net assets have not increased by at least $150 million as a result of new sales:

                                       PREVIOUS
            NEW                      DISTRIBUTOR'S                LTAM'S
        SALES (MIL.)                  % INTEREST                % INTEREST
        ------------                 -------------              ----------
        $150 or more                    25.00%                    25.00%
             125                        20.83                     29.27
             100                        16.67                     33.33
              75                        12.50                     37.50
              50                         8.33                     41.67
              25                         4.17                     45.83
               0                         0.00                     50.00

In addition, the Previous Distributor's interest in the Manager will be adjusted upward (and LTAM's downward) if, in August 2007, the net assets of the Fund have risen to the following thresholds: (i) the Fund's net assets rise to at least $300 million but less than $400 million by reason of new sales, the Previous Distributor would be allocated an additional 15% interest in the Manager from LTAM; (ii) the Fund's net assets rise to at least $400 million but less than $500 million by reason of new sales, the Previous Distributor would be allocated an additional 20% interest in the Manager from LTAM; and (iii) the Fund's net assets rise to at least $500 million by reason of new sales, the Previous Distributor would be allocated an additional 20% interest in the Manager from LTAM. Under no circumstances would these adjustments affect Ebbets Field Association's 50% ownership interest in the Manager.

The principal business address of the Manager is 590 Madison Avenue, 34th Floor, New York, New York 10022.

     The following replaces the first paragraph on page 18 of the Statement of Additional Information under the subheading "EXPENSE LIMITATION AGREEMENT" in "THE INVESTMENT ADVISER" section:

Pursuant to an Expense Limitation Agreement (the "Agreement"), the Manager, the Adviser and the Distributor have agreed, until April 30, 2005, to waive all or a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund's Shareholder Servicing and Distribution Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (i.e., litigation)) ("Operating Expenses") do not exceed 1.75% per annum of the Fund's average daily net assets. During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Adviser, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

     - first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's Shareholder Services and Distribution Plan; and
     - thereafter, the Manager and the Adviser shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

     The following replaces the third and fourth paragraphs on page 18 of the Statement of Additional Information under the subheading "FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT" in "THE

INVESTMENT ADVISER" section:

With respect to approving the Management Agreement, the Independent Directors also reviewed the terms of the transaction pursuant to which the Previous Distributor acquired an interest in the Manager and its possible effects on the Fund and its shareholders. Representatives of the Manager discussed with the Independent Directors the anticipated effects of such transaction, and together with representatives of the Previous Distributor, indicated their belief that as a consequence of such transaction the operations of the Fund and the capabilities of the Manager to provide management and other services to the Fund would not be adversely affected and should be enhanced by the resources of the Previous Distributor, although there could be no assurance as to any particular benefits that may result.

The Independent Directors considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the Adviser and the Manager, as well as the qualifications of their affiliates and personnel and their respective financial conditions; (2) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of the Fund since commencement of operations to comparable investment companies and unmanaged indices; (4) the possibilities of benefits that may be realized by the Fund as a result of the Previous Distributor's affiliation with the Manager, including the resources that Previous Distributor would bring to the Manager and
(5) other factors that the Independent Directors deemed relevant. The Independent Directors also recognized the size of the Fund and the limited amount of management and advisory fees received by the Adviser and the Manager after giving effect to the expense limitation agreement.

     The following replaces the first paragraph on page 19 of the Statement of Additional Information under "THE DISTRIBUTOR" section:

Ladenburg Thalmann & Co. Inc. (the "Distributor") is the principal underwriter of the Fund, and as such, the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. Prior to January 1, 2005, Claymore Securities, Inc., an affiliate of the Manager, was the principal underwriter of the Fund. Prior to May 7, 2002, the Distributor, an affiliate of the Manager, was the principal underwriter of the Fund.

     The following replaces the second paragraph on page 20 of the Statement of Additional Information under the "DISTRIBUTION AND SHAREHOLDER SERVICING PLANS" section:

For the fiscal year ended December 31, 2001, the Distributor, who was also the distributor of the Fund prior to the Previous Distributor, received and subsequently waived fees of $24,886, pursuant to the 12b-1 Plan. For the fiscal year ended December 31, 2002, the Previous Distributor received fees of $33,250 under the plan and subsequently waived fees of $25,115. For the fiscal year ended December 31, 2003, the Previous Distributor received fees of $46,878 under the plan and subsequently waived fees of $15,151. Under the 12b-1 Plan, the Distributor is compensated regardless of whether it incurs any distribution expenses on behalf of the Fund.

     The following replaces the sixth paragraph on page 20 of the Statement of Additional Information under the "SECURITIES TRANSACTIONS" section:

Any portfolio transaction for the Fund on a securities exchange may be executed through the Previous Distributor and an affiliate of the Manager, Mark Boyar & Company, Inc., an affiliate of the Adviser, or other affiliates of the Manager, the Adviser or the Distributor ("affiliated brokers") if, in the Adviser's judgment is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. For the fiscal year ended December 31, 2002, the Distributor executed 15.05% of the Fund's portfolio transactions, for which it received aggregate commissions of $1,725. For the fiscal year ended December 31, 2001, the Distributor executed 90.61% of the Fund's portfolio transactions, for which it received aggregate commissions of $4,717.

       THIS SUPPEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION IN
                 THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.